UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
Fixed-income markets stabilized in 2009 as investors recovered their appetite for risk.  Liquidity improved, and a rally across all spread sectors accelerated through the end of the year as investors saw clearer signs of economic recovery and an end to the recession.  In stark contrast to the final quarter of 2008, markets were relatively stable with much less volatility. All spread sectors outperformed duration-adjusted Treasuries during the period, spurred by improved investor confidence, a renewed appetite for risk, and support from fiscal and monetary stimulus.

The U.S. government, notably the Federal Reserve Board and the Treasury, maintained policies intended to foster market stability and investor confidence. In the world economy, most leading indicators turned positive, but consumption remained sluggish and credit continued to shrink in many markets.  Both headline and core inflation subsided as energy prices and housing rents fell.

Although the recession that began in December 2007 appeared to be over, major areas of weakness such as high unemployment and depressed home prices still lingered.  Consumer spending, which typically represents two-thirds of economic activity, remained sluggish and levels of outstanding credit continued to shrink. To allay fears of future inflation, the Fed announced several possible measures to reduce liquidity should the velocity of money rebound to a more normal range.

The high yield market posted its highest annual return in 2009 in its history following a very weak 2008, when the market declined sharply, because of a deterioration in the U.S. economy, a downturn in corporate business fundamentals, and negative market technicals. Yield spreads narrowed in 2009 as the U.S. economy began to stabilize. The high yield market benefited from investors allocating to fixed income and issuers having improved access to the capital markets. This resulted in massive spread tightening — the most dramatic move ever seen in the credit markets — and very strong performance for high-yield bonds. The market recovery was broadly felt, and the more economically sensitive and riskier segments of high yield performed best.

The Portfolio was aided by allocations to healthcare, energy and cable/wireless while the financial, services and gaming sectors detracted from relative performance.

The U.S. economy is now growing at a moderate pace. Activity is being supported by stimulative policy, improved conditions in financial markets, signs of a stabilizing labor market, and replenishment of inventories. While the short-term outlook is certainly more favorable than it has been for a long time, we are not yet at the threshold of robust and sustained economic growth. The economy faces significant headwinds, especially from private sector de-leveraging, a constrained banking system, and a non-trivial risk of deflation in the coming year. Although monetary policy will probably remain stimulative for some time with the FOMC likely to hold the fed funds rate within its current zero-to-0.25% band, fiscal policy seems unlikely to provide more stimulus to the economy beyond 2010. We expect 2010 to be a year of economic growth, but with a second half that is slower than the first.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	Citigroup High Yield Market Index	JP Morgan High Yield Developed Index
	10,000.00	10,000.00	10,000.00
2003	10,890.00	11,273.00	12,748.00
2004	11,909.30	12,489.36	14,182.15
2005	12,220.14	12,749.14	14,553.72
2006	13,456.81	14,263.91	16,239.04
2007	13,482.38	14,524.54	16,675.87
2008	9,118.14	10,770.50	12,206.74
2009	13,787.53	16,714.69	19,379.42

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Since Inception (5/21/03)
51.21%	2.97%	4.93%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Moody’s Rating as of December 31, 2009

Moody’s Rating	% of Portfolio Investments
BAA	1.47%
BA	20.49%
B	41.99%
C	22.06%
Withdrawn Rating	0.97%
Not Rated	5.87%
Common Stock	2.04%
Preferred Stock	0.29%
Short Term Investments	4.82%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,190.46	$ 6.07

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,019.66	$ 5.60

*Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

 Financial Reports for the Year Ended December 31, 2009

Maxim Putnam High Yield Bond Portfolio (formerly known as Maxim High Yield Bond Portfolio)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Putnam High Yield Bond Portfolio (formerly High Yield Bond Portfolio), one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Putnam High Yield Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (including $3,621,709 of securities on loan) (1)	$79,852,126
Cash	1,409,376
Interest receivable	1,534,886
Subscriptions receivable	174,735
Unrealized appreciation on forward foreign currency contracts	72,102

Total assets	83,043,225

LIABILITIES:
Due to investment adviser	72,352
Payable upon return of securities loaned	3,848,627
Redemptions payable	317,927
Payable for investments purchased	419,288
Unrealized depreciation on forward foreign currency contracts	5,948

Total liabilities	4,664,142

NET ASSETS	$78,379,083

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$1,032,495
Additional paid-in capital	103,140,946
Net unrealized depreciation on investments and forward foreign currency contracts	(1,867,923)
Undistributed net investment income	72,111
Accumulated net realized loss on investments and forward foreign currency contracts	(23,998,546)

NET ASSETS	$78,379,083

NET ASSET VALUE PER OUTSTANDING SHARE	$7.59
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	115,000,000
Outstanding	10,324,949

(1) Cost of investments in securities	$81,786,203

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$8,475,885
Dividends	42,783
Income from securities lending	13,188

Total income	8,531,856

EXPENSES:
Management fees	824,117

NET INVESTMENT INCOME	7,707,739

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(12,419,085)
Net realized loss on forward foreign currency contracts	(32,130)
Change in net unrealized depreciation on investments	36,085,245
Change in net unrealized appreciation on forward foreign currency contracts	66,154

Net realized and unrealized gain on investments and forward foreign currency contracts	23,700,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,407,923

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$7,707,739	$10,981,012
Net realized loss on investments	(12,419,085)	(10,798,751)
Net realized loss on forward foreign currency contracts	(32,130)
Change in net unrealized depreciation on investments	36,085,245	(28,619,194)
Change in net unrealized appreciation on forward foreign currency contracts	66,154

Net increase (decrease) in net assets resulting from operations	31,407,923	(28,436,933)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,603,498)	(11,174,676)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	34,549,832	57,677,887
Reinvestment of distributions	7,603,498	11,174,676
Redemptions of shares	(52,036,414)	(139,175,408)

Net decrease in net assets resulting from share transactions	(9,883,084)	(70,322,845)

Total increase (decrease) in net assets	13,921,341	(109,934,454)

NET ASSETS:
Beginning of period	64,457,742	174,392,196

End of period (1)	$78,379,083	$64,457,742

OTHER INFORMATION:

SHARES:
Sold	5,093,998	7,048,726
Issued in reinvestment of distributions	1,086,031	1,627,376
Redeemed	(7,478,142)	(15,235,780)

Net decrease	(1,298,113)	(6,559,678)

(1) Including undistributed net investment income	$72,111

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$5.55	$9.59	$10.34	$10.05	$10.56

Income from Investment Operations

Net investment income	0.75	1.11	0.76	0.70	0.66
Net realized and unrealized gain (loss)	2.03	(4.03)	(0.72)	0.29	(0.39)

Total Income (Loss) From
Investment Operations	2.78	(2.92)	0.04	0.99	0.27

Less Distributions

From net investment income	(0.74)	(1.12)	(0.75)	(0.70)	(0.66)
From net realized gains			(0.04)		(0.12)

Total Distributions	(0.74)	(1.12)	(0.79)	(0.70)	(0.78)

Net Asset Value, End of Period	$7.59	$5.55	$9.59	$10.34	$10.05

Total Return ±	51.21%	(32.37%)	0.19%	10.12%	2.61%

Net Assets, End of Period ($000)	$78,379	$64,458	$174,392	$162,285	$130,175

Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%

Ratio of Net Investment Income to
Average Net Assets	10.28%	9.59%	7.50%	6.86%	6.50%

Portfolio Turnover Rate	141.60%	83.22%	73.83%	80.70%	50.80%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  The Fund presently consists of fifty-four portfolios.  Interests in the Maxim Putnam High Yield Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  Effective August 3, 2009, the Maxim High Yield Bond Portfolio’s name changed to Maxim Putnam High Yield Bond Portfolio.  The investment objective of the Portfolio is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.  The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange.  If the closing price is not available, the current bid will be used.  Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

For fixed income securities, factors used in the determination of fair value may include, but are not limited to, market data incorporating available trade, bid and other market information such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing.  Model processes such as Option Adjusted Spread models are used to develop prepayment and interest rate scenarios.  Price evaluators gather information from market sources and integrate relevant credit information, perceived market movements and sector news into the evaluated pricing applications and models.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.  The prices of the majority of Level 3 securities were obtained from single broker quotes.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1	Level 2	Level 3	Total
Assets
Bonds
Corporate	$-	$73,816,636	$330,868	$74,147,504
Common Stock
Auto parts & equipment	84,177	-	-	84,177
Biotechnology	95,204	-	-	95,204
Broadcast/media	260,457	-	-	260,457
Building materials	-	40,775	-	40,775
Financial services	51,934	-	-	51,934
Health care related	132,541	-	-	132,541
Household goods	132,278	-	-	132,278
Independent power producer	79,328	-	-	79,328
Oil & gas	319,127	-	-	319,127
Paper & forest products	84,912	-	-	84,912
Real estate	38,358	-	-	38,358
Telephone & telecommunications	79,148	-	-	79,148
Transportation	62,910	-	-	62,910
Utilities	136,824	-	-	136,824
Preferred Stock
Agency	-	14,768	-	14,768
Banks	-	142,371	-	142,371
Food & beverages	-	71,530	-	71,530
Short-term investments	3,848,627	-	-	3,848,627
Other financial instruments*	-	66,154	29,353	95,507
Total	$5,405,825	$74,152,234	$360,221	$79,918,280

*Other financial instruments consist of warrants and forward foreign currency contracts.  Warrants are reported at their market value as of December 31, 2009.  Forward foreign currency contracts are reported at their unrealized appreciation/depreciation as of December 31, 2009.

The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2009:

Description	Bonds	Other Financial Instruments*	Preferred Stocks	Total
Beginning Balance, December 31, 2008	$2,608,422	$-	$54,000	$2,662,422
Total realized gain (or losses) ^	(2,665,476)	-	-	(2,665,476)
Total unrealized gain (or losses) relating to instruments not held at reporting date§	3,591,536	-	(10,996)	3,580,540
Total unrealized gain (or losses) relating to instruments still held at reporting date§	27,774	(455,963)	-	(428,189)
Purchases, sales and corporate actions	(2,886,421)	485,316	-	(2,401,105)
Transfers into (out of) Level 3	(344,967)	-	(43,004)	(387,971)
Ending Balance, December 31, 2009	$330,868	$29,353	$0	$360,221

*Other financial instruments consist of warrants. Warrants are reported at their market value as of December 31, 2009.
^Included in Net realized loss on investments on the Statement of Operations.
§Included in Change in net unrealized depreciation on investments on the Statement of Operations.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.  Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2009 were $18,070,434, $19,230,920 and 24.54%, respectively.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists.  These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.  Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2009 were $7,644,863, $7,499,432 and 9.57%, respectively.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars.  Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate.  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

    Forward Currency Transactions

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.  Upon closing of such contract there is a gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS No. 161).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, Derivatives and Hedging (ASC topic 815).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for financial statements issued beginning after November 15, 2008.  The Portfolio adopted these provisions of ASC topic 815 for the fiscal year beginning January 1, 2009.

In April 2009, the FASB issued Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly (FSP No. FAS 157-4).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 820 relating to these considerations for the semi-annual period ended June 30, 2009.  The adoption had no impact on the financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.         INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A).  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $99,448,828 and $109,870,086, respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $81,939,674.  The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $5,925,027 and gross depreciation of securities in which there was an excess of tax cost over value of $8,012,575 resulting in net depreciation of $2,087,548.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio may capture potential returns from currency realignments or  hedge an undesired currency exposure by entering into a forward foreign currency contract (combined with an underlying investment in U.S. Treasury Bills) to gain the same exposure as buying a short term local currency bond.  The Portfolio uses forward foreign currency contracts when it is determined that it is more cost or tax efficient to use derivative instruments rather than investing directly in the underlying bond or currency market.

Valuation of derivative instruments as of December 31, 2009 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$72,102	Unrealized depreciation on forward foreign currency contracts	$5,948

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Realized Gain/Loss		Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Amount	Statement of Operations Location	Amount
Forward Foreign Currency Contracts	Net realized loss on forward foreign currency contracts	($32,130)	Change in net unrealized appreciation on forward foreign currency contracts	$66,154

As of December 31, 2009, the Portfolio held the following forward foreign currency contracts:

			Net
	Delivery		Unrealized
	Value	Settlement	Appreciation
	(Foreign Currency)	Date	(Depreciation)
Long Contracts:
Euro (U.S. Dollar)	1,026,300	January 2010	$72,102

Short Contracts:
Euro (U.S. Dollar)	76,200	January 2010	$(5,948)

Net Appreciation			$66,154

The Portfolio began purchasing forward foreign currency contracts on September 14, 2009.  The notional value of open contracts as of December 31, 2009 is representative of the activity during this period.

6.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian.  Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions.  In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest.  Cash collateral is invested in securities approved by the Board of Directors.  On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned.  The security is also included in the Schedule of Investments.  As of December 31, 2009 the Portfolio had securities on loan valued at $3,621,709 and received collateral of $3,848,627 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities.  The Portfolio also continues to receive interest or dividends on the securities loaned.  The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

7.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were from ordinary income in the amount of $7,603,498 and $11,174,676, respectively.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$60,790
Undistributed capital gains	-
Net accumulated earnings	60,790

Net unrealized depreciation on investments	(2,087,548)
Capital loss carryforwards	(23,010,754)
Post-October losses	(834,321)
Cumulative effect of other timing differences	77,475
Tax composition of capital	$(25,794,358)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $32,130 from undistributed net investment income to accumulated net realized loss on investments.  These adjustments have no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $9,825,806 and $13,184,948 which expire in the years 2016 and 2017, respectively.

The Portfolio had current year post-October losses of $834,321.

8.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

BONDS

Par Value ($)		Value ($)

Aerospace & Defense --- 1.80%
115,000	Alliant Techsystems Inc	113,850
	6.75% April 1, 2016
105,000	Alliant Techsystems Inc	131,775
	3.00% August 15, 2024
255,000	BE Aerospace Inc	270,300
	8.50% July 1, 2018
150,000	L-3 Communications Corp	157,500
	3.00% August 1, 2035
195,000	L-3 Communications Corp	195,731
	6.38% October 15, 2015
105,000	L-3 Communications Corp	104,869
	5.88% January 15, 2015
55,000	TransDigm Inc * ~	55,825
	7.75% July 15, 2014
285,000	TransDigm Inc	288,562
	7.75% July 15, 2014
90,000	Triumph Group Inc * ~	90,788
	8.00% November 15, 2017
		$1,409,200

Airlines --- 0.49%
420,000	Continental Airlines Inc	382,200
	7.34% April 19, 2014
		$382,200

Auto Parts & Equipment --- 1.56%
85,000	Affinia Group Inc *	92,119
	10.75% August 15, 2016
137,800	Allison Transmission Inc *	144,001
	11.25% November 1, 2015
385,000	Goodyear Tire & Rubber Co	425,425
	10.50% May 15, 2016
70,000	TRW Automotive Inc * ~	72,800
	8.88% December 1, 2017
215,000	TRW Automotive Inc	286,877
	6.38% March 15, 2014
150,000	TRW Automotive Inc * ~	200,146
	6.38% March 15, 2014
		$1,221,368

Automobiles --- 0.16%
100,000	Ford Motor Co	125,375
	4.25% November 15, 2016
		$125,375

Bank Loans --- 2.42%
149,616	Claire's Stores Inc †	120,866
	3.01% May 29, 2014
95,000	Clear Channel Communications Inc †	77,425
	0.27% January 29, 2016
89,527	Federal Mogul Corp †	74,979
	2.19% December 27, 2015
175,473	Federal Mogul Corp †	146,959
	2.19% December 27, 2014
60,000	Harrah's Operating Co Inc ~	59,569
	7.78% October 15, 2016
84,787	Hub International Holdings Inc	83,512
	5.34% June 13, 2014
180,000	Manitowoc Co Inc †	173,063
	5.28% April 14, 2013
45,000	Meg Energy Corp ~	44,100
	4.28% April 3, 2016
100,000	Revlon Consumer Products Corp †	97,464
	4.25% January 15, 2012
95,000	Reynolds Consumer Products Inc ~	95,356
	4.81% November 2, 2015
155,000	Skype Technologies SA ~	158,952
	7.54% November 12, 2014
120,000	Swift Transportation Co Inc † ~	108,650
	0.27% May 10, 2014
45,000	TowerCo LLC ~	45,450
	6.00% November 17, 2014
492,077	Turbo Beta Ltd ~	418,265
	4.09% March 15, 2018
190,000	Universal City Development Partners Ltd	190,238
	4.68% October 29, 2014
		$1,894,848

Banks --- 1.02%
800,000	GMAC Inc	798,464
	7.25% March 2, 2011
		$798,464

Biotechnology --- 0.25%
190,000	Talecris Biotherapeutics Holdings Corp * ~	192,850
	7.75% November 15, 2016
		$192,850

Broadcast/Media --- 5.88%
125,000	Affinion Group Inc	130,938
	11.50% October 15, 2015
60,000	Affinion Group Inc	61,650
	10.13% October 15, 2013
40,000	Belo Corp	41,100
	8.00% November 15, 2016
195,000	Cablevision Systems Corp NY Group *	203,044
	8.63% September 15, 2017
246,430	CCH II LLC/CCH II Capital Corp * ~ §	287,707
	13.50% November 30, 2016
170,000	Cequel Communications Holdings I LLC/Cequel Capital Corp * ~	171,700
	8.63% November 15, 2017
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital *	252,000
	10.88% September 15, 2014
90,000	Clear Channel Communications Inc	70,650
	10.75% August 1, 2016
85,000	Clear Channel Communications Inc	83,619
	7.65% September 15, 2010
85,000	Clear Channel Communications Inc	55,675
	5.50% September 15, 2014
285,000	Clear Channel Worldwide Holdings Inc * ~	292,900
	9.25% December 15, 2017
40,000	CMP Susquehanna Corp * ~	850
	0.97% May 15, 2014
40,000	CSC Holdings LLC *	42,600
	8.50% June 15, 2015
330,000	DirecTV Holdings LLC/DirecTV Financing Co Inc	342,787
	6.38% June 15, 2015
185,000	DISH DBS Corp *	194,019
	7.88% September 1, 2019
190,000	EchoStar DBS Corp	194,038
	7.13% February 1, 2016
126,000	Interpublic Group of Cos Inc	120,960
	6.25% November 15, 2014
125,000	Interpublic Group of Cos Inc	138,750
	10.00% July 15, 2017
245,000	Liberty Media LLC	233,363
	5.70% May 15, 2013
110,000	Mediacom LLC/Mediacom Capital Corp *	112,200
	9.13% August 15, 2019
165,000	Sirius XM Radio Inc	148,500
	3.25% October 15, 2011
95,000	Sirius XM Radio Inc *	99,987
	9.75% September 1, 2015
395,000	Univision Communications Inc *	434,994
	12.00% July 1, 2014
300,000	Visant Holding Corp	308,250
	8.75% December 1, 2013
85,000	WMG Acquisition Corp	82,131
	7.38% April 15, 2014
155,000	WMG Acquisition Corp *	166,044
	9.50% June 15, 2016
45,000	WMG Holdings Corp §	45,562
	9.50% December 15, 2014
270,000	XM Satellite Radio Inc *	293,287
	13.00% August 1, 2013
		$4,609,305

Building Materials --- 2.19%
125,000	Associated Materials LLC/Associated Materials Finance Inc * ~	131,875
	9.88% November 15, 2016
440,000	Building Materials Corp of America	435,600
	7.75% August 1, 2014
195,000	Goodman Global Group Inc * ~ **	110,662
	Zero Coupon
	11.75% December 15, 2014
210,000	Goodman Global Inc	232,313
	13.50% February 15, 2016
291,288	Nortek Inc	304,396
	11.00% December 1, 2013
450,000	Owens Corning Inc	501,831
	9.00% June 15, 2019
		$1,716,677

Chemicals --- 1.11%
230,000	Huntsman International LLC	306,066
	6.88% November 15, 2013
270,000	Rhodia SA †	359,295
	3.49% October 15, 2013
60,000	Solutia Inc	62,475
	8.75% November 1, 2017
130,000	Terra Capital Inc * ~	139,100
	7.75% November 1, 2019
		$866,936

Communications - Equipment --- 0.24%
180,000	CC Holdings GS V LLC/Crown Castle GS III Corp *	191,700
	7.75% May 1, 2017
		$191,700

Computer Hardware & Systems --- 0.33%
60,000	Activant Solutions Inc	56,625
	9.50% May 1, 2016
102,000	Maxtor Corp	120,360
	2.38% August 15, 2012
75,000	Seagate Technology International *	82,875
	10.00% May 1, 2014
		$259,860

Computer Software & Services --- 1.08%
500,000	SunGard Data Systems Inc	532,500
	10.25% August 15, 2015
255,000	SunGard Data Systems Inc	261,375
	9.13% August 15, 2013
50,000	Unisys Corp	51,750
	12.50% January 15, 2016
		$845,625

Containers --- 1.19%
401,000	Berry Plastics Corp	389,972
	8.88% September 15, 2014
95,000	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp * ~	95,475
	8.25% November 15, 2015
270,000	Crown Americas LLC/Crown Americas Capital Corp	279,450
	7.75% November 15, 2015
200,000	Smurfit Kappa Treasury Funding Ltd	170,500
	7.50% November 20, 2025
		$935,397

Cosmetics & Personal Care --- 0.36%
200,000	Elizabeth Arden Inc	197,000
	7.75% January 15, 2014
85,000	Revlon Consumer Products Corp * ~	87,762
	9.75% November 15, 2015
		$284,762

Electric Companies --- 2.38%
725,000	Edison Mission Energy	491,188
	7.63% May 15, 2027
203,000	Energy Future Holdings Corp	202,400
	9.75% October 15, 2019
86,008	Energy Future Holdings Corp ~	60,851
	11.25% November 1, 2017
236,000	Energy Future Intermediate Holding Co LLC §	235,303
	9.75% October 15, 2019
126,658	Mirant Mid-Atlantic Trust	133,624
	10.06% December 30, 2028
187,851	Mirant Mid-Atlantic Trust	197,243
	9.13% June 30, 2017
205,000	NV Energy Inc	212,431
	8.63% March 15, 2014
85,000	Texas Competitive Electric Holdings Co LLC	59,925
	10.50% November 1, 2016
35,000	Texas Competitive Electric Holdings Co LLC ~	28,350
	10.25% November 1, 2015
200,000	Texas-New Mexico Power Co * ~	245,960
	9.50% April 1, 2019
		$1,867,275

Electronic Instruments & Equipment --- 0.93%
300,000	General Cable Corp †	266,625
	2.63% April 1, 2015
205,000	Legrand France SA	214,215
	8.50% February 15, 2025
270,000	NXP BV/NXP Funding LLC	245,025
	7.88% October 15, 2014
		$725,865

Electronics - Semiconductor --- 1.03%
115,000	Advanced Micro Devices Inc * ~	114,569
	8.13% December 15, 2017
36,000	Advanced Micro Devices Inc	35,505
	5.75% August 15, 2012
90,000	Advanced Micro Devices Inc	81,000
	6.00% May 1, 2015
250,000	Freescale Semiconductor Inc	201,250
	10.13% December 15, 2016
160,000	Freescale Semiconductor Inc §	146,800
	8.88% December 15, 2014
184,612	Freescale Semiconductor Inc §	163,151
	9.13% December 15, 2014
70,000	Sensata Technologies BV	68,600
	8.00% May 1, 2014
		$810,875

Engineering & Construction --- 0.27%
40,000	Heidelbergcement AG	59,972
	7.50% October 31, 2014
60,000	Heidelbergcement AG	89,313
	8.00% January 31, 2017
40,000	Heidelbergcement AG	60,832
	8.50% October 31, 2019
		$210,117

Financial Services --- 1.94%
54,661	CIT Group Inc	48,102
	7.00% May 1, 2016
76,526	CIT Group Inc	66,386
	7.00% May 1, 2017
32,796	CIT Group Inc	29,353
	7.00% May 1, 2015
21,864	CIT Group Inc §	20,388
	7.00% May 1, 2013
32,796	CIT Group Inc	30,459
	7.00% May 1, 2014
70,000	GMAC LLC * §	68,950
	7.00% February 1, 2012
890,000	GMAC LLC *	801,000
	8.00% November 1, 2031
250,000	Leucadia National Corp	255,000
	8.13% September 15, 2015
130,000	National Money Mart Co * ~	132,925
	10.38% December 15, 2016
65,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp * ~ §	65,975
	9.25% April 1, 2015
		$1,518,538

Food & Beverages --- 2.13%
235,000	Chiquita Brands International Inc §	232,650
	7.50% November 1, 2014
340,000	Constellation Brands Inc	344,675
	7.25% May 15, 2017
100,000	Dole Food Co Inc * ~	101,500
	8.00% October 1, 2016
64,000	Dole Food Co Inc	64,480
	8.88% March 15, 2011
185,000	Great Atlantic & Pacific Tea Co Inc *	194,713
	11.38% August 1, 2015
50,000	JBS USA LLC/JBS USA Finance Inc * ~	56,625
	11.63% May 1, 2014
325,000	Smithfield Foods Inc *	352,625
	10.00% July 15, 2014
140,000	SUPERVALU Inc	142,100
	8.00% May 1, 2016
155,000	Tyson Foods Inc	177,087
	10.50% March 1, 2014
		$1,666,455

Foreign Banks --- 0.26%
70,000	Royal Bank of Scotland Group PLC	60,722
	5.05% January 8, 2015
160,000	Royal Bank of Scotland Group PLC	143,694
	5.00% November 12, 2013
		$204,416

Gold, Metals & Mining --- 4.29%
200,000	Compass Minerals International Inc *	206,000
	8.00% June 1, 2019
245,000	FMG Finance Pty Ltd *	271,031
	10.63% September 1, 2016
875,000	Freeport-McMoRan Copper & Gold Inc	958,125
	8.38% April 1, 2017
130,000	Metals USA Inc	131,463
	11.13% December 1, 2015
70,000	Novelis Inc *	74,987
	11.50% February 15, 2015
255,000	Novelis Inc	242,887
	7.25% February 15, 2015
335,000	Ryerson Inc	350,075
	12.00% November 1, 2015
70,000	Steel Dynamics Inc	88,638
	5.13% June 15, 2014
335,000	Steel Dynamics Inc	345,050
	7.38% November 1, 2012
80,000	Steel Dynamics Inc	79,300
	6.75% April 1, 2015
265,000	Teck Resources Ltd	316,675
	10.75% May 15, 2019
120,000	Teck Resources Ltd	139,800
	10.25% May 15, 2016
140,000	Teck Resources Ltd	161,525
	9.75% May 15, 2014
		$3,365,556

Health Care Related --- 6.80%
200,000	Community Health Systems Inc	207,000
	8.88% July 15, 2015
350,000	DaVita Inc	350,875
	6.63% March 15, 2013
966,000	HCA Inc	1,045,866
	9.63% November 15, 2016
325,000	HCA Inc	348,969
	9.25% November 15, 2016
190,000	HCA Inc	173,983
	7.69% June 15, 2025
200,000	Health Management Associates Inc	187,500
	6.13% April 15, 2016
500,000	IASIS Healthcare LLC/IASIS Capital Corp	506,250
	8.75% June 15, 2014
1,695,000	Leiner Health Products Inc ‡ @ §§	0
	11.00% June 1, 2012
360,000	Psychiatric Solutions Inc	348,300
	7.75% July 15, 2015
305,000	Select Medical Corp	295,850
	7.63% February 1, 2015
320,000	Sun Healthcare Group Inc	328,800
	9.13% April 15, 2015
480,000	Surgical Care Affiliates Inc *	436,800
	8.88% July 15, 2015
294,000	Tenet Healthcare Corp *	317,520
	8.88% July 1, 2019
180,000	Tenet Healthcare Corp *	194,400
	9.00% May 1, 2015
160,000	US Oncology Holdings Inc †	149,600
	6.43% March 15, 2012
120,000	US Oncology Inc	126,000
	9.13% August 15, 2017
300,000	Vanguard Health Holding Co II LLC	310,875
	9.00% October 1, 2014
		$5,328,588

Homebuilding --- 0.80%
265,000	Beazer Homes USA Inc	249,100
	8.38% April 15, 2012
170,000	K Hovnanian Enterprises Inc * ~	177,650
	10.63% October 15, 2016
105,000	Standard Pacific Corp	91,350
	6.25% April 1, 2014
105,000	Standard Pacific Escrow LLC * ~	107,100
	10.75% September 15, 2016
		$625,200

Hotels/Motels --- 0.29%
65,000	Travelport LLC §	68,900
	11.88% September 1, 2016
150,000	Travelport LLC	154,875
	9.88% September 1, 2014
		$223,775

Household Goods --- 0.64%
80,000	Jarden Corp	82,600
	8.00% May 1, 2016
245,000	Jarden Corp	244,388
	7.50% May 1, 2017
155,000	Sealy Mattress Co * ~	172,437
	10.88% April 15, 2016
		$499,425

Independent Power Producer --- 3.23%
515,000	AES Corp	528,519
	8.00% October 15, 2017
50,000	AES Corp	52,125
	8.88% February 15, 2011
415,000	Dynegy Holdings Inc	360,012
	7.75% June 1, 2019
245,000	Mirant North America LLC	242,244
	7.38% December 31, 2013
65,000	NRG Energy Inc	65,162
	7.38% January 15, 2017
1,000,000	NRG Energy Inc	1,001,250
	7.38% February 1, 2016
275,000	Orion Power Holdings Inc	281,875
	12.00% May 1, 2010
		$2,531,187

Investment Bank/Brokerage Firm --- 0.37%
159,000	E*TRADE Financial Corp	180,664
	12.50% November 30, 2017
120,000	E*TRADE Financial Corp	111,750
	7.38% September 15, 2013
		$292,414

Leisure & Entertainment --- 2.76%
180,000	American Casino & Entertainment Properties LLC *	151,650
	11.00% June 15, 2014
130,000	Boyd Gaming Corp §	113,100
	7.13% February 1, 2016
185,000	Fontainebleau Las Vegas Holdings LLC * ‡ @	1,850
	10.25% June 15, 2015
170,000	Harrah's Operating Co Inc *	177,862
	11.25% June 1, 2017
480,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp *	502,200
	11.25% June 1, 2017
30,000	MGM MIRAGE *	32,550
	10.38% May 15, 2014
70,000	MGM MIRAGE *	77,525
	11.13% November 15, 2017
15,000	MGM MIRAGE §	14,925
	8.50% September 15, 2010
45,000	MGM MIRAGE	38,813
	6.75% April 1, 2013
155,000	MTR Gaming Group Inc *	149,187
	12.63% July 15, 2014
50,000	Penn National Gaming Inc *	51,125
	8.75% August 15, 2019
435,000	Pinnacle Entertainment Inc *	443,700
	8.63% August 1, 2017
470,000	Station Casinos Inc ‡	71,088
	6.00% April 1, 2012
975,000	Station Casinos Inc ‡	4,875
	6.50% February 1, 2014
320,000	Yonkers Racing Corp *	336,000
	11.38% July 15, 2016
		$2,166,450

Machinery --- 1.03%
190,000	Altra Holdings Inc * ~	194,987
	8.13% December 1, 2016
110,000	Mueller Water Products Inc	101,750
	7.38% June 1, 2017
245,000	Navistar International Corp	251,125
	8.25% November 1, 2021
165,000	Titan International Inc	161,700
	8.00% January 15, 2012
95,000	Titan International Inc * ~	100,344
	5.63% January 15, 2017
		$809,906

Manufacturing --- 0.43%
335,000	RBS Global Inc/Rexnord LLC	335,837
	9.50% August 1, 2014
		$335,837

Medical Products --- 0.42%
300,000	Biomet Inc	325,500
	10.38% October 15, 2017
		$325,500

Miscellaneous --- 1.36%
285,000	ARAMARK Corp	293,550
	8.50% February 1, 2015
191,050	Ceridian Corp §	180,542
	12.25% November 15, 2015
135,000	Ceridian Corp	128,756
	11.25% November 15, 2015
85,000	Iron Mountain Inc	87,763
	8.38% August 15, 2021
155,000	Iron Mountain Inc	157,325
	8.00% June 15, 2020
65,000	Quintiles Transnational Corp * ~	65,325
	9.50% December 30, 2014
150,000	Reynolds Group Issuer Inc/Reynolds Group Issuer LLC * ~	153,375
	7.75% October 15, 2016
		$1,066,636

Office Equipment & Supplies --- 0.18%
125,000	Acco Brands Corp * ~	137,500
	10.63% March 15, 2015
		$137,500

Oil & Gas --- 12.46%
85,000	Aquilex Holdings LLC/Aquilex Finance Corp * ~	84,788
	11.13% December 15, 2016
440,000	Arch Western Finance LLC	436,700
	6.75% July 1, 2013
250,000	Chaparral Energy Inc	220,625
	8.50% December 1, 2015
215,000	Chesapeake Energy Corp	206,400
	6.25% January 15, 2018
295,000	Chesapeake Energy Corp	289,100
	6.38% June 15, 2015
65,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp * ~	66,300
	8.50% December 15, 2019
65,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp * ~	65,000
	8.25% December 15, 2017
165,000	Complete Production Services Inc	162,731
	8.00% December 15, 2016
365,000	Compton Petroleum Finance Corp	291,088
	7.63% December 1, 2013
180,000	Comstock Resources Inc	184,050
	8.38% October 15, 2017
260,000	Comstock Resources Inc	260,650
	6.88% March 1, 2012
340,000	Connacher Oil & Gas Ltd *	375,700
	11.75% July 15, 2014
250,000	Denbury Resources Inc	249,375
	7.50% December 15, 2015
230,000	Dynegy Roseton/Danskammer	221,950
	7.67% November 8, 2016
235,000	El Paso Corp	275,538
	12.00% December 12, 2013
210,000	El Paso Corp	197,701
	7.80% August 1, 2031
245,000	Encore Acquisition Co	245,000
	7.25% December 1, 2017
70,000	Encore Acquisition Co	73,850
	9.50% May 1, 2016
100,000	Expro Finance Luxembourg SCA * ~	99,250
	8.50% December 15, 2016
295,000	Forest Oil Corp *	308,275
	8.50% February 15, 2014
455,000	Helix Energy Solutions Group Inc *	466,375
	9.50% January 15, 2016
90,000	Hercules Offshore Inc * ~	94,950
	10.50% October 15, 2017
330,000	Key Energy Services Inc	330,825
	8.38% December 1, 2014
440,000	Massey Energy Co	384,450
	3.25% August 1, 2015
450,000	Newfield Exploration Co	451,125
	6.63% April 15, 2016
320,000	OPTI Canada Inc	263,600
	8.25% December 15, 2014
5,000	OPTI Canada Inc * ~	5,112
	9.00% December 15, 2012
120,000	OPTI Canada Inc	98,400
	7.88% December 15, 2014
405,000	Peabody Energy Corp	417,656
	7.38% November 1, 2016
180,000	Petrohawk Energy Corp	188,100
	9.13% July 15, 2013
190,000	Petroleum Development Corp	195,937
	12.00% February 15, 2018
80,000	Plains Exploration & Production Co	78,600
	7.00% March 15, 2017
285,000	Plains Exploration & Production Co	312,075
	10.00% March 1, 2016
120,000	Quicksilver Resources Inc	136,200
	11.75% January 1, 2016
220,000	Quicksilver Resources Inc	225,500
	8.25% August 1, 2015
265,000	Sabine Pass LNG LP	240,487
	7.25% November 30, 2013
440,000	SandRidge Energy Inc *	432,300
	8.00% June 1, 2018
200,000	Stallion Oilfield Services * ~ ‡ @	117,000
	9.75% February 1, 2015
275,000	Targa Resources Inc	286,000
	8.50% November 1, 2013
60,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp	59,475
	8.25% July 1, 2016
145,000	Whiting Petroleum Corp	145,544
	7.00% February 1, 2014
375,000	Williams Cos Inc	411,231
	7.75% June 15, 2031
100,000	Williams Cos Inc	112,098
	7.63% July 15, 2019
		$9,767,111

Paper & Forest Products --- 1.33%
245,000	Georgia-Pacific LLC *	259,700
	8.25% May 1, 2016
195,000	NewPage Corp * ~	196,950
	11.38% December 31, 2014
749,868	NewPage Holding Corp †	225,898
	7.56% November 1, 2013
120,000	PE Paper Escrow GmbH *	132,600
	12.00% August 1, 2014
210,000	Verso Paper Holdings LLC/Verso Paper Inc * §	231,000
	11.50% July 1, 2014
		$1,046,148

Personal Loans --- 3.01%
200,000	American General Finance Corp	174,456
	5.63% August 17, 2011
240,000	American General Finance Corp	196,722
	4.88% July 15, 2012
195,000	American General Finance Corp §	188,987
	4.63% September 1, 2010
100,000	Ford Motor Credit Co LLC	98,270
	8.13% January 15, 2020
1,000,000	Ford Motor Credit Co LLC	1,159,628
	12.00% May 15, 2015
210,000	Ford Motor Credit Co LLC	219,875
	9.88% August 10, 2011
350,000	SLM Corp	321,979
	5.00% October 1, 2013
		$2,359,917

Pharmaceuticals --- 0.29%
240,000	Elan Finance PLC/Elan Finance Corp * ~	229,200
	8.75% October 15, 2016
		$229,200

Printing & Publishing --- 1.12%
345,000	Cengage Learning Acquisitions Inc *	335,081
	13.25% July 15, 2015
275,000	Nielsen Finance LLC/Nielsen Finance Co	286,688
	10.00% August 1, 2014
275,000	Nielsen Finance LLC/Nielsen Finance Co ††	250,937
	Step Bond 0% - 12.50%
	8.14% August 1, 2016
75,000	R H Donnelley Corp ‡	7,031
	8.88% January 15, 2016
		$879,737

Railroads --- 0.14%
104,000	RailAmerica Inc	110,630
	9.25% July 1, 2017
		$110,630

Real Estate --- 2.11%
208,000	Ashton Woods USA LLC/Ashton Woods Finance Co * ~ ††	41,600
	Step Bond 0% - 11.00%
	42.80% June 30, 2015
155,000	CB Richard Ellis Services Inc	172,050
	11.63% June 15, 2017
245,000	Felcor Lodging LP * ~	247,144
	10.00% October 1, 2014
85,000	Host Hotels & Resorts LP	83,300
	6.38% March 15, 2015
215,000	Host Hotels & Resorts LP	218,494
	7.00% August 15, 2012
40,000	iStar Financial Inc †	37,200
	0.61% March 9, 2010
80,507	Realogy Corp §	66,418
	11.00% April 15, 2014
450,000	Realogy Corp §	389,250
	10.50% April 15, 2014
60,000	Ventas Inc *	66,975
	3.88% November 15, 2011
345,000	Ventas Realty LP/Ventas Capital Corp	333,787
	6.75% April 1, 2017
		$1,656,218

Restaurants --- 0.47%
600,000	Buffets Inc ‡ §§	0
	12.50% November 1, 2014
335,000	Wendy's/Arby's Restaurants LLC	365,150
	10.00% July 15, 2016
		$365,150

Retail --- 4.29%
200,000	Bon-Ton Department Stores Inc §	184,500
	10.25% March 15, 2014
218,000	Burlington Coat Factory Warehouse Corp	225,085
	11.13% April 15, 2014
164,000	Dollar General Corp	181,630
	10.63% July 15, 2015
440,000	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp	433,400
	6.75% May 1, 2014
85,000	Inergy LP/Inergy Finance Corp	86,275
	8.25% March 1, 2016
365,000	Inergy LP/Inergy Finance Corp	360,437
	6.88% December 15, 2014
410,000	Michaels Stores Inc §	424,350
	10.00% November 1, 2014
100,000	Neiman Marcus Group Inc §	98,000
	10.38% October 15, 2015
455,000	Neiman Marcus Group Inc	400,400
	7.13% June 1, 2028
35,000	QVC Inc * ~	35,700
	7.50% October 1, 2019
60,000	Rite Aid Corp * ~	63,300
	10.25% October 15, 2019
445,000	Rite Aid Corp	418,300
	7.50% March 1, 2017
280,000	Toys R Us Property Co I LLC *	306,600
	10.75% July 15, 2017
145,000	Toys R Us Property Co LLC * ~	147,538
	8.50% December 1, 2017
		$3,365,515

Savings & Loans --- 0.09%
80,000	Ocwen Capital Trust I	70,600
	10.88% August 1, 2027
		$70,600

Specialized Services --- 5.33%
365,000	CCM Merger Inc * §	296,106
	8.00% August 1, 2013
250,000	Corrections Corp of America	257,500
	7.75% June 1, 2017
240,000	First Data Corp	205,200
	11.25% March 31, 2016
573,748	First Data Corp	509,201
	10.55% September 24, 2015
345,000	First Data Corp	321,263
	9.88% September 24, 2015
100,000	Fresenius US Finance II Inc *	110,000
	9.00% July 15, 2015
115,000	Inmarsat Finance PLC * ~	117,587
	7.38% December 1, 2017
15,000	RSC Equipment Rental Inc *	16,313
	10.00% July 15, 2017
290,000	Service Corp International	258,100
	7.50% April 1, 2027
50,000	Smurfit Kappa Acqusition * ~	70,124
	7.75% November 15, 2019
500,000	Smurfit Kappa Funding PLC	480,625
	7.75% April 1, 2015
365,000	Stewart Enterprises Inc	355,419
	6.25% February 15, 2013
120,000	Trico Shipping AS * ~	124,950
	11.88% November 1, 2014
285,000	Unisys Corp *	332,025
	14.25% September 15, 2015
45,000	Universal City Development Partners Ltd * ~	45,112
	10.88% November 15, 2016
65,000	Universal City Development Partners Ltd * ~	63,619
	8.88% November 15, 2015
115,000	Vanguard Health Holding Co I LLC	121,037
	11.25% October 1, 2015
105,000	Virgin Media Finance PLC	110,644
	9.13% August 15, 2016
385,000	Yankee Acquisition Corp	382,113
	8.50% February 15, 2015
		$4,176,938

Telephone & Telecommunications --- 10.82%
450,000	ALLTEL Communications LLC *	542,676
	10.38% December 1, 2017
160,000	Cincinnati Bell Telephone Co LLC	124,800
	6.30% December 1, 2028
375,000	Clearwire Communications LLC/Clearwire Finance Inc * ~	380,625
	12.00% December 1, 2015
150,000	Cricket Communications Inc	149,625
	7.75% May 15, 2016
185,000	Cricket Communications Inc §	185,925
	9.38% November 1, 2014
135,000	Digicel Group Ltd *	130,950
	8.88% January 15, 2015
155,000	Digicel Group Ltd * ~	151,125
	8.25% September 1, 2017
25,000	Frontier Communications Corp	25,312
	8.13% October 1, 2018
240,000	Frontier Communications Corp	250,200
	8.25% May 1, 2014
40,000	GCI Inc * ~	40,350
	8.63% November 15, 2019
20,000	Global Crossing Ltd * ~	21,950
	12.00% September 15, 2015
85,000	Global Crossing Ltd	82,981
	5.00% May 15, 2011
1,035,000	Hawaiian Telcom Communications Inc ‡ @ §§	0
	12.50% May 1, 2015
460,000	Intelsat Corp	472,650
	9.25% August 15, 2014
385,000	Intelsat Intermediate Holding Co Ltd ††	395,588
	Step Bond 0% - 9.50%
	8.62% February 1, 2015
195,000	Intelsat Jackson Holdings Ltd	210,600
	11.50% June 15, 2016
270,000	Intelsat Jackson Holdings Ltd	292,275
	11.25% June 15, 2016
150,000	Leap Wireless International Inc	124,125
	4.50% July 15, 2014
85,000	Level 3 Communications Inc	80,644
	5.25% December 15, 2011
275,000	Level 3 Financing Inc	291,500
	12.25% March 15, 2013
215,000	Level 3 Financing Inc	203,175
	9.25% November 1, 2014
445,000	MetroPCS Wireless Inc §	450,563
	9.25% November 1, 2014
220,000	NII Capital Corp *	230,450
	10.00% August 15, 2016
485,000	Qwest Communications International Inc	486,819
	7.50% February 15, 2014
170,000	Qwest Corp	182,750
	8.88% March 15, 2012
80,000	SBA Telecommunications Inc *	84,800
	8.25% August 15, 2019
165,000	SBA Telecommunications Inc *	172,425
	8.00% August 15, 2016
680,000	Sprint Capital Corp	640,900
	8.75% March 15, 2032
140,000	Sprint Capital Corp	116,375
	6.88% November 15, 2028
105,000	Sprint Nextel Corp	107,100
	8.38% August 15, 2017
175,000	Virgin Media Finance PLC	187,906
	9.50% August 15, 2016
100,000	Virgin Media Inc *	118,500
	6.50% November 15, 2016
250,000	West Corp	253,750
	9.50% October 15, 2014
195,000	Wind Acquisition Finance SA *	213,038
	11.75% July 15, 2017
410,000	Wind Acquisition Finance SA *	438,700
	12.00% December 1, 2009
630,000	Windstream Corp	641,025
	8.63% August 1, 2016
		$8,482,177

Textiles --- 0.89%
100,000	Hanesbrands Inc	101,875
	8.00% December 15, 2016
295,000	Hanesbrands Inc †	279,144
	3.83% December 15, 2014
300,000	Levi Strauss & Co	315,000
	9.75% January 15, 2015
		$696,019

Transportation --- 0.63%
280,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc	266,000
	7.63% May 15, 2014
225,000	Hertz Corp	230,062
	8.88% January 1, 2014
		$496,062

TOTAL BONDS --- 94.60%		$74,147,504
(Cost $74,255,518)

COMMON STOCK

Shares		Value ($)

Auto Parts & Equipment --- 0.11%
3,525	TRW Automotive Holdings Corp ‡‡	84,177
		$84,177

Biotechnology --- 0.12%
4,275	Talecris Biotherapeutics Holdings Corp ‡‡	95,204
		$95,204

Broadcast/Media --- 0.33%
4,793	Charter Communications Inc Class A ‡‡	170,151
696	Charter Communications Inc Class A (warrants) ‡‡	3,480
10,767	CMP Susquehanna Radio Holdings Corp (warrants) * ~ ‡‡ §§	0
11,765	Interpublic Group of Cos Inc ‡‡	86,826
		$260,457

Building Materials --- 0.09%
2,304	Nortek Inc (warrants) ‡‡	29,353
1,165	Nortek Inc ‡‡	40,775
		$70,128

Financial Services --- 0.07%
1,881	CIT Group Inc ‡‡	51,934
		$51,934

Health Care Related --- 0.17%
23,212	Alliance HealthCare Services Inc ‡‡	132,541
		$132,541

Household Goods --- 0.17%
41,860	Sealy Corp §	132,278
		$132,278

Independent Power Producer --- 0.10%
5,960	AES Corp ‡‡	79,328
		$79,328

Oil & Gas --- 0.41%
8,100	El Paso Corp	79,623
5,590	Petrohawk Energy Corp ‡‡	134,104
1	Turbo Cayman Ltd (warrants) ‡‡ §§	0
5,000	Williams Cos Inc	105,400
		$319,127

Paper & Forest Products --- 0.11%
12,165	Louisiana-Pacific Corp ‡‡	84,912
		$84,912

Real Estate --- 0.05%
10,655	FelCor Lodging Trust Inc REIT ‡‡	38,358
		$38,358

Restaurants --- –%
507	Buffets Restaurants Holdings Inc ‡‡ §§	0
		$0

Telephone & Telecommunications --- 0.10%
18,800	Qwest Communications International Inc	79,148
		$79,148

Transportation --- 0.08%
4,795	Avis Budget Group Inc ‡‡	62,910
		$62,910

Utilities --- 0.17%
4,115	Public Service Enterprise Group Inc	136,824
		$136,824

TOTAL COMMON STOCK --- 2.08%		$1,627,326
(Cost $3,207,092)

PREFERRED STOCK

Shares		Value ($)

Agency --- 0.02%
13,425	Fannie Mae Series S	14,768
		$14,768

Banks --- 0.18%
216	GMAC Inc * ~ ‡‡	142,371
		$142,371

Broadcast/Media --- 0.00%
9,422	CMP Susquehanna Radio Holdings Corp * ~ ‡‡ §§	0
1	ION Media Networks Inc ‡‡ §§	0
		$0

Food & Beverages --- 0.09%
6,220	2009 Dole Food Automatic Common Exchange Security Trust * ~ ‡‡	71,530
		$71,530

TOTAL PREFERRED STOCK --- 0.29%		$228,669
(Cost $474,966)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

1,013,729	Goldman Sachs & Co	1,013,729
	Repurchase Agreement
	0.01% January 4, 2010
1,013,728	BNP Paribas Securities Corp	1,013,728
	Repurchase Agreement
	0.01% January 4, 2010
1,013,728	Barclays Capital Inc	1,013,728
	Repurchase Agreement
	0.01% January 4, 2010
807,442	Citigroup Global Markets Inc	807,442
	Repurchase Agreement
	0.01% January 4, 2010

TOTAL SECURITIES LENDING COLLATERAL --- 4.91%		$3,848,627
(Cost $3,848,627)

OTHER ASSETS & LIABILITIES --- (1.88%)		$(1,473,043)

TOTAL NET ASSETS --- 100%		$78,379,083
(Cost $81,786,203)

Legend

*	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.
~	Illiquid security
†	Represents the current interest rate for variable rate security.
§	A portion or all of the security is on loan at December 31, 2009.
**	For zero coupon bond, the interest rate shown is the effective yield on date of purchase.
‡	Security in default at December 31, 2009.
@	Security in bankruptcy at December 31, 2009.
††	Denotes a step bond: a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2009.
§§	Security has no market value at December 31, 2009.
‡‡	Non-income Producing Security
REIT
Real Estate Investment Trust

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Results of Proxy Voting
At a special meeting of shareholders on July 31, 2009, Portfolio shareholders approved a new investment sub-advisory agreement among the Fund, MCM, and Putnam Investment Management, LLC for the Maxim High Yield Bond Portfolio.  The Portfolio was subsequently renamed the Maxim Putnam High Yield Bond Portfolio.

Total Outstanding Votes as of May 29, 2009	For	Against	Percentage For
11,325,454	11,325,454	0	100%

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                            CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                            EXHIBITS.

(a)              (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010